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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934






         Date of Report (Date of Earliest Event Reported): April 6, 1998



                         THE BEAR STEARNS COMPANIES INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


           1-8989                                    13-3286161
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  (Commission File Number)              (I.R.S. Employer Identification No.)


     245 PARK AVENUE, NEW YORK, NEW YORK                      10167
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   (Address of Principal Executive Offices)                (Zip Code)


                                 (212) 272-2000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)
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




ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  The following exhibit is incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333- 43565) as an exhibit to such Registration Statement:


         1(a)(2) Form of Underwriting Agreement for offering of Global Note.(1)

         4(b)(9)                    Form of Global Note.(1)

         5(b) Opinion of Weil, Gotshal & Manges LLP relating to certain tax matters.(1)

         --------------------
         (1)     Filed herewith.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE BEAR STEARNS COMPANIES INC.


Date:                                By:  /s/ Samuel L. Molinaro, Jr.
                                              ----------------------------------
                                              Samuel L. Molinaro, Jr.
                                              Senior Vice President- Finance
                                              and Chief Financial Officer








NYFS04...:\25\22625\0339\2041\FRM4018V.580

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.:            Description:                        Page No.:
----------              -----------                         -------

1(a)(2)                 Form of Underwriting                         4
                        Agreement for the offering
                        of a Global Note.

4(b)(9)                 Form of Global Note.                         38

5(b)                    Opinion of Weil, Goshal                      49
                        & Manges LLP relating to
                        certain tax matters.